Exhibit 10.1

AMENDMENT TO CREDIT AGREEMENT

LSI INDUSTRIES INC., an Ohio corporation (the "Borrower"), the financial institutions listed on the signature pages hereto (individually a "Lender" and collectively the "Lenders"), and PNC BANK, NATIONAL ASSOCIATION as the administrative agent and the syndication agent (in such capacity the "Administrative Agent" or “Agent”) hereby agree as follows effective as of January 12, 2007 (“Effective Date”):

1.	Recitals.

1.1
On March 30, 2001, Agent, Borrower and Lenders entered into a Credit Agreement (as previously amended, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined will have the meanings given such terms in the Credit Agreement.

1.2	Borrower, Agent and Lenders desire to amend the Credit Agreement pursuant to this Amendment to Credit Agreement (the "Amendment").

2.	Amendments.

2.1	Effective as of the Effective Date, Section 5.1 of the Credit Agreement is amended to provide as follows:

Indebtedness The Borrower shall not and shall not permit its Subsidiaries to create, incur, assume or permit to exist or remain outstanding any Indebtedness, except for:

(i)  Any Indebtedness owed by the Borrower to the Lenders;

(ii)
Consolidated Indebtedness of the Borrower and its Subsidiaries existing on the Closing Date to remain outstanding and unpaid after the Closing Date and listed on Schedule 5.1 and any extensions, renewals or refinancings thereof, in outstanding principal amounts not greater than those shown on Schedule 5.1;

(iii)
Rental and lease payments for real or personal property whose aggregate annual rental payments would exceed $5,000,000 in the aggregate for Borrower and Guarantors combined when added to their combined rental or lease agreements existing on the date hereof;

(iv)	Indebtedness secured by Permitted Liens;

(v)	Indebtedness assumed by Borrower in connection with merger and acquisition activities permitted hereunder that do not exceed $15,000,000 in the aggregate outstanding at any one time or that are satisfied by Borrower at the time of the closing of the related merger or acquisition; and

(vi)
Indebtedness of LSI Saco Technologies to one or more lenders in an amount not in excess of $7,000,000 which indebtedness may be secured by a guaranty of Borrower and, notwithstanding Section 5.2 of this Agreement, may provide for a negative pledge on the assets of LSI Saco Technologies.

3.	Representations and Warranties. To induce Lenders and Agent to enter into this Amendment, Borrower represents and warrants as follows:

3.1	The representations and warranties of Borrower contained in the Credit Agreement are deemed to have been made again on and as of the date of execution of this Amendment.

3.2
No Event of Default (as such term is defined in the Credit Agreement) or event or condition which with the lapse of time or giving of notice or both would constitute an Event of Default exists on the date hereof.

3.3
The person executing this Amendment and the loan documents to be executed in connection herewith is a duly elected and acting officer of Borrower and is duly authorized by the Board of Directors of Borrower to execute and deliver such documents on behalf of Borrower.

4.	General.

4.1	Except as expressly modified herein, the Credit Agreement, as amended, is and remains in full force and effect.

4.2
Nothing contained herein will be construed as waiving any default or Event of Default under the Credit Agreement or will affect or impair any right, power or remedy of Lenders or Agent under or with respect to the Credit Agreement, as or any agreement or instrument guaranteeing, securing or otherwise relating to any of the Credit Agreement.

4.3	This Amendment will be binding upon and inure to the benefit of Borrower, Agent and Lenders and their respective successors and assigns.

4.4	All representations, warranties and covenants made by Borrower herein will survive the execution and delivery of this Amendment.

4.5	This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

Executed as of the Effective Date.

LSI INDUSTRIES INC.

By:  /s/ Ronald S. Stowell
Name: Ronald S. Stowell
Title: Vice President, Chief Financial Officer and Treasurer

PNC BANK, NATIONAL ASSOCIATION,
in its capacity as the Administrative Agent and
the Syndication Agent hereunder

By:  /s/ Gregory S. Buchanan
Name: Gregory S. Buchanan
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
in its capacity as a Lender

By:  /s/ Gregory S. Buchanan
Name: Gregory S. Buchanan
Title: Vice President

THE FIFTH THIRD BANK, in its capacity as a Lender

By: /s/ Christopher R. Ramos
Name: Christopher R. Ramos
Title: Vice President